Acola Corp. Exhibit

EXHIBIT

Certification of Principal Executive and Finance Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, James N. Baxter, Chief Executive and Financial Officer of Acola Corp.

(the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of

2002, 18 U.S.C. Section 1350, that:

             (1) the Report on Form 10-QSB of the Company for the three months ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of

      1934 (15 U.S.C. 78m or 780(d)); and

             (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       /s/ JAMES N. BAXTER

       James N. Baxter

       Chief Executive and Financial Officer

Dated: November 14, 2003